Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Arena Pharmaceuticals, Inc. (the “Company”) for the period ended March 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Amit D. Munshi, as President and Chief Executive Officer of the Company, and Laurie D. Stelzer, as Executive Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his or her knowledge:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Amit D. Munshi	/s/ Laurie D. Stelzer
Amit D. Munshi	Laurie D. Stelzer
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Date: May 7, 2020	Date: May 7, 2020